UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 28, 2025

GE HEALTHCARE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware			001-41528	88-2515116
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street,	Chicago,	IL		60661
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (833) 735-1139

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

GE HealthCare Technologies Inc. (the "Company," “we,” or “our") held its annual meeting of stockholders on May 28, 2025. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders. For more information about the proposals set forth below, please see our definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 10, 2025.

1.Our stockholders elected 10 directors to each serve a one-year term until our 2026 annual meeting of stockholders or until his or her successor has been elected and qualified, based on the following voting results:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter J. Arduini	357,114,041	683,325	456,502	39,545,145
H. Lawrence Culp, Jr.	341,857,959	13,735,653	2,660,256	39,545,145
Rodney F. Hochman	355,020,779	2,765,921	467,168	39,545,145
Lloyd W. Howell, Jr.	355,005,647	2,770,157	478,064	39,545,145
Risa Lavizzo-Mourey	355,187,326	2,605,313	461,229	39,545,145
Catherine Lesjak	356,364,677	1,433,146	456,045	39,545,145
Anne T. Madden	356,740,852	868,691	644,325	39,545,145
Tomislav Mihaljevic	354,986,897	2,794,504	472,467	39,545,145
William J. Stromberg	349,708,472	8,081,694	463,702	39,545,145
Phoebe L. Yang	356,382,649	1,231,835	639,384	39,545,145

2.    Our stockholders approved our named executive officers’ compensation in an advisory vote, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
338,182,269	18,944,496	1,127,103	39,545,145

3.    Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2025, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
396,526,420	799,401	473,192	—

4.    Our stockholders did not approve the stockholder proposal regarding stockholder ratification of certain termination pay arrangements, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,562,680	335,433,869	1,257,319	39,545,145

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE HealthCare Technologies Inc.
(Registrant)

Date: May 30, 2025	/s/ Frank R. Jimenez
Frank R. Jimenez, General Counsel and Corporate Secretary (authorized signatory)